PROSPECTUS SUPPLEMENT -- October 23, 2002*

American Express Stock Market Certificate (May 1, 2002) S-6009
American Express Stock Market Certificate (May 1, 2002) S-6038
American Express Stock Market Certificate (May 1, 2002) S-6039
American Express Market Strategy Certificate (May 1, 2002) S-6008
American Express Equity Indexed Savings Certificates (May 1, 2002) S-6034

The following information modifies that found in the prospectuses on the cover page and at page 2p regarding maximum return:

Effective for initial terms beginning on or after October 23, 2002, your maximum return will be between 5 and 6 percent.

The following information modifies that found in the American Express Stock Market Certificate prospectuses at page 2p regarding a promotional rate:

However, if you have received a special promotional rate and comply with the requirements, as described in "Maximum return" in "Interest" under "About the Certificate," then your maximum return for your first term will be between 6 and 7 percent.


S-6008-25 A (10/02)

Valid until next prospectus update.


* Destroy April 23, 2003